EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        We consent to the inclusion in this Registration Statement on Form S-8 of our report dated may 31, 1996, on our audit of the consolidated financial statements and schedules of Nevada Energy Company, Inc. (the "company"), included in the Company's Form 10-KSB for the fiscal year ended February 29, 1996, which report is incorporated by reference herein.


/s/ Kafoury, Armstrong & Company
--------------------------------
Kafoury, Armstrong & Company

Date: December 23, 1996


































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